PROVIDENT FINANCIAL SERVICES, INC.

Solid Performance

Disciplined Approach

1 ANNUAL MEETING ANNUAL MEETING OF OF STOCKHOLDERS STOCKHOLDERS April 28, 2011 April 28, 2011 Exhibit 99.2

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”)
operates, competitive products and pricing, fiscal and monetary policies of the U.S.
Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the
Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile

Holding Company for The Provident Bank
New Jersey’s oldest chartered bank, founded in 1839
81 branches in 11 counties
IPO Date: January 2003
NYSE Symbol: PFS
Market Cap: $859.2 million
Average Daily Volume: 313,161 shares*
* 1 year period ended 4/25/11

Christopher Martin Chairman, President & Chief Executive Officer	**30 Years**
Donald W. Blum EVP & Chief Lending Officer	**32Years**
John F. Kuntz EVP, Chief Administrative Officer & General Counsel	**24 Years**
Thomas M. Lyons EVP & Chief Financial Officer	**23 Years**

PROVIDENT FINANCIAL SERVICES, INC.

Experienced Management Team 4 Financial Services Experience:

Brian Giovinazzi EVP & Chief Credit Officer	**34 Years**
Jack Novielli EVP & Chief Information Officer	**33 Years**
Michael A. Raimonde EVP & Director of Retail Banking	**37 Years**
Janet D. Krasowski SVP & Chief Human Resources Officer	**32 Years**
James D. Nesci SVP & Chief Wealth Management Officer	**19 Years**

PROVIDENT FINANCIAL SERVICES, INC.

Experienced Management Team 5 Financial Services Experience:

All directors independent except CEO
Independent lead director and committee chairs
Broad diversification and backgrounds
Strong financial and corporate governance
expertise
Independent Board Leadership

Operating Strategies

Create and expand customer relationships to attain
financial goals through personal attention
Provide solutions for our customers’ needs with
competitive and diverse product offerings
Continue to diversify the balance sheet composition
with emphasis on commercial relationships
Conservatively manage our company for consistent
long-term profitability and growth
Logically grow in markets relevant to our company
Expand/maintain margin while protecting against a
rise in interest rates

Operating Strategies (cont.)

Build upon our low-cost, core deposit funding
base
Build and grow fee income sources (Wealth
Management)
Challenge our officers and staff to further
enhance operating efficiencies
Continue to foster a “Pay for Performance”
culture within our organization
Maintain sufficient capital to provide adequate
coverage to operate effectively
Monitor the M & A environment for accretive
opportunities

Stockholder Value 9 Adhering to these strategies results in: Competitive advantage Profitable growth Increased earnings Enhanced long-term stockholder value

Sullivan
Wayne
Dutchess
Litchfield
CT
NY
Wyoming
Lackawanna
Orange
Putnam
New Haven
Pike
Fairfield
Lycoming
Rockland
Luzerne
Sussex
Passaic
Westchester
Columbia
Monroe
Morris
Bergen
Warren
Northumberland
Carbon
Suffolk
Nassau
Schuylkill
Northampton
Somerset
Queens
PA
Lehigh
Hunterdon
Lebanon
Berks
Bucks
Mercer
Montgomery
NJ
Lancaster
Chester
Philadelphia
York
Delaware
Burlington
Ocean
Camden
Gloucester
Harford
Cecil
New Castle
Baltimore
Salem
Atlantic
Cumberland
MD
DE
Kent
0
62.5mi
Copyright (C) 2011 SNL Financial LC. All rights reserved

PROVIDENT FINANCIAL SERVICES, INC.

Branch Map 10

$6,359
$6,549
$6,836
$6,825
(in millions)
2007
2008
2009
2010

PROVIDENT FINANCIAL SERVICES, INC.

Total Assets 11 As of December 31,

(in millions)
$4,296
$4,527
$4,384
$4,410
2007
2008
2009
2010

PROVIDENT FINANCIAL SERVICES, INC.

Total Loans 12 As of December 31,

Multi-fam
1%
CRE
20%
Constr.
7%
C&I
17%
Consumer
15%
1-4 Res.
40%
CRE
27%
Constr.
3%
Multi-fam
9%
C&I
17%
Consumer
13%
1-4 Res.
31%

PROVIDENT FINANCIAL SERVICES, INC.

Loan Mix 13 12/31/07 12/31/10

Municipal - AFS 1%
Agency Notes - Fixed 8%
Corporate CMO - Fixed 6%
Corporate Notes - Fixed 1%
Agency MBS - Fixed 26%
Agency CMO - Fixed 49%
Agency MBS - ARMs 9%

Agency CMO - Fixed 8%
Corporate CMO - Fixed 3%
Corporate Notes - Fixed 3%
Agency Notes - Fixed 1%
Municipal Bonds 85%

PROVIDENT FINANCIAL SERVICES, INC.

Investment Portfolio as of 12/31/10 Available for Sale Weighted Avg. Life 3.16 yrs. Held to Maturity Weighted Avg. Life 4.46 yrs. 14

Checking
11%
Money
Market
14%
CD's
39%
Savings
24%
NIB*
12%
Checking
20%
CD's
26%
Money
Market
25%
NIB*
11%
Savings
18%

PROVIDENT FINANCIAL SERVICES, INC.

Deposit Mix 15 * Non-Interest Bearing 12/31/07 12/31/10

1,639,470
1,278,262
487,413
547,645
1,031,725
893,268
598,344
1,186,274
467,868
972,285
CD's
NIB*
Savings
Money Market
Checking
2007
2010

PROVIDENT FINANCIAL SERVICES, INC.

Deposit Mix 16 * Non-Interest Bearing

Disciplined Approach

PROVIDENT FINANCIAL SERVICES, INC.

17 Thomas M. Lyons Executive Vice President & Chief Financial Officer

(Dollars in thousands)
INCOME STATEMENT: 3/31/11 3/31/10
Net income $12,931 $11,187
Diluted earnings per share $0.23 $0.20
Return on equity 5.65% 5.08%
Return on assets 0.77% 0.67%
Net interest margin 3.51% 3.35%
Efficiency ratio 58.32% 59.14%
Financial Highlights

(Dollars in thousands)
BALANCE SHEET: 3/31/11 12/31/10
Total assets $6,793,992 $6,824,528
Total loans $4,457,128 $4,409,813
Total deposits $4,887,999 $4,877,734
Total investments $1,639,980 $1,763,232
Total borrowed funds $923,289 $969,683
Total stockholders' equity $926,106 $921,687

Financial Highlights (cont.)

Non-Performing Loans

(In thousands)

$84,477
$82,555
$93,188
$103,510
$97,264

	Dec-09	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11
Multi-family mortgage loans	0	0	1,231	62	201	204
Consumer loans	6,765	6,275	5,989	7,123	6,808	8,256
Commercial loans	12,548	12,151	17,934	28,515	23,505	27,189
Construction loans	13,186	13,035	10,394	9,965	9,412	8,984
Commercial mortgage loans	23,356	18,384	19,369	19,548	16,091	27,345
Residential mortgage loans	28,622	32,710	38,271	38,297	41,247	42,575

PROVIDENT FINANCIAL SERVICES, INC.

Asset Quality 20 $114,553

0.95%
1.05%
1.39%
1.56%
1.63%
12/31/2007
12/31/2008
12/31/2009
12/31/2010
3/31/2011

PROVIDENT FINANCIAL SERVICES, INC.

Allowance for Loan Losses to Total Loans 21

Amount Ratio Amount Ratio
Regulatory Tier 1 leverage capital 257,915 $   4.00% 479,156 $    7.43%
Tier 1 risk-based capital 171,529 $   4.00% 479,156 $    11.17%
Total risk-based capital 343,059 $   8.00% 532,995 $    12.43%
REQUIRED ACTUAL
(Dollars in thousands)
The Provident Bank continues to exceed all current regulatory capital
The Provident Bank continues to exceed all current regulatory capital requirements and remains “well capitalized.”
requirements and remains “well capitalized.”
Capital

March 31, 2011

23 Christopher Martin Chairman, President & Chief Executive Officer

$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Dec. 2003
Dec. 2004
Dec. 2005
Dec. 2006
Dec. 2007
Dec. 2008
Dec. 2009
Dec. 2010
Mar. 2011

PROVIDENT FINANCIAL SERVICES, INC.

Current Dividend Yield (as of 4/20/11) = 3.13% Quarterly Cash Dividend since IPO 24

Return on Average Assets

0.62%
0.65%
0.46%
0.73%
0.77%
Dec. 2007
Dec. 2008
Dec. 2009*
Dec. 2010
Mar. 2011

Return on Average Equity

3.63%
4.12%
3.36%
5.46%
5.65%
Dec. 2007
Dec. 2008
Dec. 2009*
Dec. 2010
Mar. 2011

PROVIDENT FINANCIAL SERVICES, INC.

ROA & ROE 25 *Operating ROA & ROE. Excludes Goodwill impairment.

Total Return 12/31/07 - 12/31/10
PFS (+17.02)
SNL U.S. Bank and Thrift (-36.66)
60
40
20
0
-20
-40
-60
-80
-100
12/31/2007
3/31/2008
7/1/2008
10/1/2008
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010

PROVIDENT FINANCIAL SERVICES, INC.

Total Return 26 Source: SNL

Disciplined Approach

PROVIDENT FINANCIAL SERVICES, INC.

27

27 Questions / Comments